SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

 INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[   ] Preliminary Information Statement
[X] Definitive Information Statement Only
[   ] Confidential, for Use of the Commission (as permitted by Rule 14c)

LUCAS ENERGY, INC.

Formerly known as:

PANORAMA INVESTMENTS, CORP.
 (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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                                                                                                   LUCAS ENERGY, INC.
                                                                                                 3000 Richmond Avenue
                                                                                                             Suite #400
                                                                                                      Houston, TX 77040
                                                                                                  (713) 528-1881 Telephone

     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Lucas Energy, Inc. (formerly, Panorama Investments, Corp.):

We are  furnishing  this  information  statement  to  advise  you that  Panorama Investments,  Corp.,  entered into a Share Exchange & Acquisition  Agreement (the "Agreement") with Lucas Energy,  Inc., a privately held Nevada  corporation ("Lucas Energy") based in San Mateo, California.

The  terms  of the  Agreement  required  that  of all of the  Lucas  shareholders exchange  their Lucas shares,  including  preferred and common  classes,  for an aggregate of 9,083,334 Panorama Investments,  Inc., common shares in a specified Closing  Transaction which was effective June 16, 2006 (see Form 8K filed June 20, 2006). The transaction,  at Closing,  required  transfer of 1,100,000  then issued "control" shares to Lucas Energy's  current  shareholders and required the issuance of an additional 7,983,387 newly issued shares to Lucas Energy's then-current shareholders.

This  transaction was effected by authority of the Board of Directors of the Company  and the written  consent of the holders of a majority of the  Company's Common Stock.  As a result of the Agreement,  voting control of the Company changed and, except for Mr. James J. Cerna, Jr., who remained with the Company as Chief  Operating  Officer  and  Director,  the  other  current  officers  and directors  of the Company resigned and will be replaced  by Directors and Officers selected by Lucas Energy's shareholders and board of directors.

The  Agreement  further  provided,  that  prior to  Closing,  the company approved a forward-split of our common stock such that currently  issued  (including those shares anticipated to be issued pursuant to this transaction) would be exchanged for 2.4 post-split  shares (the "Forward Stock Split").  A total of approximately  25,160,000  shares were issued and outstanding  after giving effect to the  acquisition  transaction  and  the  Forward-Split,   and  subject  to  some fractional share rounding.

Pursuant to the  affirmative  vote of the holders of a majority of the Company's issued and outstanding  Common Stock,  the Company's  Articles of  Incorporation were amended to reflect a change in the name of the Company to "Lucas Energy, Inc." (the "Amendment").

The  Agreement,  the Forward  Stock Split and the Amendment  were approved unanimously by our Board of Directors. On May 30, 2006, holders of a majority of the shares of our Common Stock acted by written  consent to approve the terms of the Merger, the Forward Stock Split and the Amendment.

PLEASE  NOTE THAT THE NUMBER OF VOTES  RECEIVED  IS  SUFFICIENT  TO SATISFY  THE STOCKHOLDER  VOTE  REQUIREMENT  FOR THESE ACTIONS AND NO  ADDITIONAL  VOTES WILL CONSEQUENTLY  BE NEEDED TO APPROVE THESE  ACTIONS.  STOCKHOLDER  APPROVAL OF THE AGREEMENT IS NOT REQUIRED.

No  action  is  required  by you.  The  accompanying  Information  Statement  is furnished only to inform our  stockholders of the action  described above in accordance with Rule 14c-2  promulgated  under the Securities Exchange Act of 1934, as amended.

                                                                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                                                                                REQUESTED NOT TO SEND US A PROXY.

The Merger will not be  effective  until  Articles of Merger are filed with the Nevada Secretary of State. The amendments to our Articles of Incorporation  will not be effective until a Certificate of Amendment is filed with the Nevada Secretary of State. The Articles were amended in Nevada on June 1, 2006, and were effective June 9, 2006.

This Information Statement is late  and is being mailed to you on or about February 20, 2007.

Very Truly Yours

/s/ James J. Cerna, Jr.
-----------------------------
James J. Cerna, Jr.
Chief Executive Officer

LUCAS ENERGY, INC.
3000 Richmond Avenue
Suite #400
Houston, TX 77040
(713) 528-1881 Telephone

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
 REGULATION 14C THEREUNDER

We are furnishing this Information  Statement to you to provide a description of actions  taken by our Board of Directors and by the holders of a majority of our outstanding  shares  of  common  stock  on May  23rd,  and May  30th,  2006,  in accordance with the relevant sections of the Nevada Revised Statutes.

                                                                                          WE ARE NOT ASKING YOU FOR A PROXY
                                                                            AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This  Information  Statement  is  being  mailed  on or about February 20, 2007 to stockholders of record on May 23, 2006.  The  Information  Statement  is being delivered only to inform you of the corporate  action described herein,  in accordance  with Rule 14c-2  promulgated  under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

We have asked brokers and other custodians,  nominees and fiduciaries to forward this Information  Statement to the beneficial owners of the common stock held of record  by such  persons  and will  reimburse  such  persons  for  out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

On May 23, 2006, the record date for  determining  the identity of  stockholders who are entitled to receive this Information Statement,  2,500,000 shares of our common stock were issued and outstanding.  The common stock constitutes the sole outstanding class of voting securities of Lucas Energy (formerly Panorama Investments, Corp.). Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On May 23, 2006, we entered into an Share Exchange & Acquisition  Agreement with Lucas Energy,  Inc., in order to facilitate our acquisition of Lucas Energy.  On May 23, 2006,  majority  holders of our Common Stock consented in writing to the following:

1. Approval of the proposed acquisition of Lucas Energy, Inc.

2. Approval of the forward  stock split,  whereby 2.4 shares of our Common Stock shall be issued in exchange  for every one share of our Common  Stock issued and outstanding currently and at the time of the Acquisition.

3.  Approval of the  Amendment  to our  Articles of  Incorporation,  as amended, changing our name to Lucas Energy, Inc.

The  controlling  stockholders  have not  consented to or  considered  any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the  foregoing  proposals,  and have  sufficient  voting  power to approve  such proposals through their ownership of common stock, no other stockholder consents will  be  solicited  in  connection  with  the  transactions  described  in this Information  Statement.  The actions described herein were  effected on or about the close of business on June 16, 2006.

All of the  foregoing  was approved  in  anticipation  of  effecting  the transactions contemplated  by that  certain  Agreement dated May 23, 2006 with Lucas  Energy.  The filing of the Certificate of Amendment to our Articles of Incorporation,  as amended,  and the Forward Stock Split were required by the Agreement.

We are not seeking  written consent from any  stockholders  other than set forth above and our other  stockholders  will not be given an opportunity to vote with respect to the  actions  taken.  All  necessary  corporate  approvals  have been obtained, and this Information Statement is furnished solely for the purpose of advising  stockholders  of the  actions  taken by written consent.

Stockholders  who were not afforded an  opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed Merger or other corporate  actions taken in connection with the Merger transaction.

2

EXHIBIT A

SHARE EXCHANGE AND ACQUISITION AGREEMENT

BY AND AMONG

PANORAMA INVESTMENTS, CORP.

AND

LUCAS ENERGY, INC.

Dated May 23, 2006

(CLOSING DATE: JUNE 13, 2006)

SHARE EXCHANGE & ACQUISITION AGREEMENT

THIS EXCHANGE  AGREEMENT (the  "Agreement"),  is made and entered into as of May 23,  2006,  by and  among  Panorama  Investments,  Corp.,  a Nevada  corporation ("PANORAMA"),  and Lucas Energy, Inc., a Nevada corporation  ("LUCAS"),  and the stockholders  of LUCAS  set  forth  on the  signature  pages  to this  Agreement (collectively,  "LUCAS"  and the  "LUCAS  SHAREHOLDERS"),  with  respect  to the following facts:

RECITALS

A.   The LUCAS SHAREHOLDERS own 100% of the issued and outstanding shares of the Common Stock of LUCAS ENERGY,  INC.,  par value $.001 per share and 100% of the  issued  and  outstanding  classes  of  preferred  shares  (the  "LUCAS Shares"), in the denominations as set forth opposite their respective names on Schedule I and Schedule II to this Agreement, respectively;

B.   PANORAMA  desires to  acquire  from the LUCAS  SHAREHOLDERS,  and the LUCAS SHAREHOLDERS  desire to sell and  transfer  to  PANORAMA,  all of the LUCAS Shares  owned by them on the Closing  Date in exchange for the issuance and delivery  by PANORAMA of one share of Common  Stock,  par value  $0.001 per share,  of PANORAMA  ("Common  Stock"),  for each 0.92384 LUCAS Shares (the "Exchange  Ratio"),  on the  terms and  conditions  set  forth  below  (the "Exchange"); and

C.   It is intended that,  for federal  income tax purposes,  the Exchange shall qualify as an  exchange  described  in Section  351 of the of the  Internal Revenue  Code  of  1986,  as  amended  (the  "Code")  and a  reorganization described in Section 368 of the Code.

NOW, THEREFORE,  in consideration of the foregoing premises and representations, warranties,  covenants and agreements  contained herein,  and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged,  and  intending to be legally  bound  hereby,  the parties  hereto hereby agree as follows:

                                    ARTICLE I

                             EXCHANGE OF SECURITIES

Section 1.1  The Exchange.

On the terms and subject to the  conditions  of this  Agreement,  on the Closing Date,  PANORAMA shall issue and deliver to each of the LUCAS  SHAREHOLDERS  such number  of  shares  of  Common  Stock  as  is  set  forth  opposite  such  LUCAS SHAREHOLDER's  name on Schedule I hereto,  subject to adjustment as set forth in Section 1.2, and each such LUCAS SHAREHOLDER shall sell, transfer and deliver to PANORAMA,  the number of issued and outstanding  LUCAS Shares set forth opposite such LUCAS  SHAREHOLDER's  name on Schedule I hereto along with a duly  executed share assignment endorsed in favor of PANORAMA.

Section 1.2 Exchange Ratio.

    (a)  PANORAMA  currently has  outstanding  2,500,000  shares of Common Stock. In connection  with the Closing,  it is intended that, the LUCAS  SHAREHOLDERS would  receive an aggregate of  9,083,387  shares of PANORAMA  Common Stock (assuming  100% of the LUCAS  SHAREHOLDERS  exchange their LUCAS SHARES for PANORAMA SHARES), which includes transfer of 1,100,000 currently issued and outstanding PANORAMA shares from the controlling  shareholders and issuance of an additional 7,983,387 shares at Closing.

    (b)  If between the date of this Agreement and the Closing Date,  there shall be any other change in the number of shares of  outstanding  capital  stock of either  PANORAMA or LUCAS,  the Exchange  Ratio shall be adjusted such that immediately following the Closing, the aggregate number of shares of Common Stock issued to each represents the percentage ownership set forth above.

                                   ARTICLE II

                                   THE CLOSING

Section 2.1  Closing Date.

The closing of the  Exchange  and the other  transactions  contemplated  by this Agreement  (the  "Closing")  shall take place at the  offices of Marcus A. Luna,
Esq., 1000 N. Green Valley Pkwy.,  Suite 300-137,  Henderson,  NV 89074 at 10:00 a.m. on May 29, 2006, or at such other  location,  date and time as PANORAMA and LUCAS may agree.  The time and date upon which the Closing actually occurs being referred to herein as the "Closing Date").

Section 2.2  Transactions at Closing.

At the Closing,  the following  transactions shall take place simultaneously and no transaction shall be deemed to have been completed or any document  delivered until all such  transactions  have been  completed  and all  required  documents delivered:

(a) PANORAMA shall deliver the following documents:

        (i) Validly executed stock certificates corresponding to the Common Stock issued in the name of the LUCAS SHAREHOLDERS in the amounts set forth in Schedule I;

        (ii) True copies of all consents and waivers obtained by PANORAMA, in accordance with the provisions of Section 7.1 below;

        (iii)  Certificate  of good standing from the Secretary of State of the State of Nevada,  dated at or about the Closing  Date,  to the effect that PANORAMA is in good standing under the laws of said state;

        (iv)  Certified  copy  of the  Certificate  of  Incorporation  of  PANORAMA,  as certified  by the  Secretary  of State of the  State of  Nevada  at or about the
Closing Date;

        (v) Secretary's  certificate duly executed by PANORAMA's secretary attaching and attesting to the accuracy of: (A) the bylaws of PANORAMA, (B) the resolutions of PANORAMA's  board of directors  hereto issuing and allotting the Common Stock to the  LUCAS  SHAREHOLDERS  subject  to  the  provisions  hereof,   approving  the transactions  contemplated  hereby,  including  the  Exchange,   appointing  the designees of LUCAS as directors of PANORAMA,  and (C) an incumbency  certificate signed  by all of the  executive  officers  of  PANORAMA  dated at or about  the Closing Date;

        (vi) An  officer's  certificate  duly  executed by  PANORAMA's  chief  executive officer to the effect that the conditions set forth in Section 7.1(a) below have been satisfied, dated as of the date of the Closing;

        (vii) A signed  opinion of counsel to  PANORAMA,  dated as of the  Closing  Date substantially in the form attached hereto as Exhibit A hereto;

        (viii)  Resignation and release letters in the form attached hereto as Exhibit B hereto from each of the current officers and directors of PANORAMA;

        (ix) All corporate books and records of PANORAMA; and

        (x) Such other documents and instruments as LUCAS may reasonably request.

    (b) LUCAS shall deliver or cause to be delivered the following  documents and/or shall take the following actions:

        (i) LUCAS shall deliver to PANORAMA share  certificates  in the name of PANORAMA in respect of all LUCAS  Shares and shall  register  LUCAS Shares in the name of PANORAMA in the shareholders register of LUCAS;

        (ii)  Certificate  of good  standing from the Secretary of State of the State of Nevada,  dated at or about the Closing Date, to the effect that LUCAS is in good standing under the laws of said state;

        (iii) Certified copy of the Certificate of Incorporation of LUCAS, as amended to date  certified by the Secretary of State of the State of Nevada at or about the Closing Date;

        (iv) Secretary's  certificate duly executed by LUCAS's  secretary  attaching and attesting to the accuracy of: (A) the bylaws of LUCAS,  (B) the  resolutions  of LUCAS's board of  directors,  approving the  transactions  contemplated  hereby, including the Exchange,  and (C) an incumbency  certificate signed by all of the executive officers of LUCAS dated at or about the Closing Date;

        (v) An officer's certificate duly executed by LUCAS's chief executive officer of LUCAS to the effect that the  conditions  set forth in Section 7.2(a) below have been  satisfied,  dated as of the date of the  Closing;

        (vi) True copies of all consents and waivers  obtained by LUCAS,  in  accordance with the provisions of Section 7.1 below; and

        (vii) A signed  opinion  of  counsel  to  LUCAS,  dated as of the  Closing  Date substantially in the form attached hereto as Exhibit C hereto.

    (c) The LUCAS SHAREHOLDERS shall deliver the following documents:

        (i) to PANORAMA,  duly executed share assignments in the form attached hereto as Exhibit D  effecting  the  immediate  and  unconditional  sale,  assignment  and irrevocable  transfer of LUCAS  Securities  to  PANORAMA,  free and clear of any liens,  or any  other  third  party  rights  of any  kind  and  nature,  whether voluntarily incurred or arising by operation of law; and

        (ii) to LUCAS, as agent for PANORAMA, all share certificates in respect of LUCAS Shares.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PANORAMA

PANORAMA hereby makes the following  representations and warranties to LUCAS and each LUCAS SHAREHOLDER:

Section 3.1  Organization and Qualification.

PANORAMA is duly organized, validly existing and in good standing under the laws of its jurisdiction of  organization,  with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the  foregoing  would  not  have a  Material  Adverse  Effect.
PANORAMA is duly  qualified  as a foreign  corporation  to do business and is in good standing in each  jurisdiction  where the character of its properties owned or held under lease or the nature of their activities  makes such  qualification necessary,  except for such  failures to be so qualified or in good  standing as would not have a Material  Adverse Effect.  PANORAMA has no subsidiaries  and is not a participant in any joint venture, partnership, or similar arrangement.

Section 3.2  Authorization.

PANORAMA has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.

Section 3.3  Validity and Effect of Agreement.

This Agreement has been duly and validly executed and delivered by PANORAMA and, assuming that it has been duly  authorized,  executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of PANORAMA in accordance   with  its  terms  except  as  limited  by  applicable   bankruptcy, insolvency,  reorganization,  moratorium,  and other laws of general application affecting enforcement of creditors' rights generally.

Section 3.4 No Conflict.

Neither the  execution  and  delivery  of this  Agreement  by  PANORAMA  nor the performance by such parties of their respective obligations  hereunder,  nor the consummation of the Exchange,  will: (i) conflict with PANORAMA's Certificate of Incorporation  or Bylaws;  (ii) violate any  statute,  law,  ordinance,  rule or regulation,  applicable  to  PANORAMA  or any of the  properties  or  assets  of PANORAMA; or (iii) violate,  breach, be in conflict with or constitute a default (or an event  which,  with notice or lapse of time or both,  would  constitute a default)  under, or permit the termination of any provision of, or result in the termination of, the  acceleration of the maturity of, or the acceleration of the performance of any obligation of PANORAMA  and/or affect any of the  obligations hereunder,  or  result  in the  creation  or  imposition  of any  Lien  upon any properties,  assets or business of PANORAMA  under,  any  Contract or any order, judgment  or  decree to which  PANORAMA  is a party or by which it or any of its assets or properties is bound or encumbered  except, in the case of clauses (ii) and  (iii),  for  such  violations,   breaches,  conflicts,  defaults  or  other occurrences which,  individually or in the aggregate,  would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

Section 3.5  Required Filings and Consents.

The  execution  and  delivery of this  Agreement  by PANORAMA  does not, and the performance  of this  Agreement  by  PANORAMA  will not,  require  any  consent, approval,  authorization  or  permit  of,  or filing  with or  notification  to, Governmental  Authority with respect to PANORAMA  except:  (i)  compliance  with applicable  requirements  of the  Securities  Act,  the  Exchange  Act and state securities  laws  ("Blue Sky  Laws");  and (ii) where the failure to obtain such consents,  approvals,  authorizations  or  permits,  or to make such  filings or notifications  would  not,  individually  or in  the  aggregate,  reasonably  be expected to have a Material Adverse Effect on PANORAMA,  or would not prevent or materially delay  consummation of the Exchange or otherwise  prevent the parties hereto from performing their respective obligations under this Agreement.

Section 3.6  Capitalization.

The  authorized  capital  stock of PANORAMA  consists of  100,000,000  shares of Common Stock,  par value $0.001 per share, of which 2,500,000  shares are issued and outstanding,  and 10,000,000 shares of Preferred Stock, par value $0.001 per share,  of  which  no  shares  are  outstanding.  Except  for  the  transactions contemplated  by this  Agreement,  there are no other share capital,  preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for,  purchase or acquire from PANORAMA any shares of capital stock of PANORAMA and there are no contracts or  commitments  providing  for the issuance of, or the  granting  of rights  to  acquire,  any  shares of  capital  stock of PANORAMA or under which  PANORAMA  is, or may become,  obligated to issue any of its  securities.  All shares of capital stock of PANORAMA  outstanding as of the date of this Agreement have been duly authorized and validly  issued,  are fully paid and  nonassessable,  and are free of preemptive  rights.  As of the Closing Date (as defined herein),  there will be no more than 2,500,000 shares of Common Stock issued or outstanding prior to the Exchange.

Section 3.7  Status of Common Stock.

The Common Stock,  when issued and allotted at the Closing in exchange for LUCAS Shares, will be duly authorized, validly issued, fully paid, nonassessable,  and free of any preemptive rights,  will be issued in compliance with all applicable laws  concerning  the  issuance  of  securities,   and  will  have  the  rights, preferences,  privileges,  and restrictions set forth in PANORAMA's  charter and bylaws,  and will be free and clear of any Liens of any kind and duly registered in the name of the LUCAS SHAREHOLDERS, in PANORAMA's stockholders ledger.

Section 3.8  SEC Reports and Financial Statements.

PANORAMA has timely filed with the SEC all forms, reports,  notices,  schedules, statements and other documents and instruments  required to be filed by it under any  applicable  law, and has heretofore  made available (or promptly  following filing  will make  available)  to LUCAS  true and  complete  copies of, all such
forms,  reports,  notices,   schedules,   statements  and  other  documents  and instruments  required to be filed by it under the Exchange Act or the Securities Act, the "PANORAMA SEC Documents"). As of their resp ective dates or, if amended, as of the date of the last such amendment, the PANORAMA SEC Documents, including any financial  statements or schedules  included therein (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein,  in light of the circumstances under which they were made, not misleading, (ii) were complete  and  accurate  in all  material  respects,  and (iii)  complied in all material  respects with the applicable  requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable  rules and regulations of the SEC thereunder.

Section 3.9  Financial Statements.

Each of the financial statements (the "PANORAMA Financial  Statements") included in the PANORAMA SEC Documents including but not limited to the audited financial statements  for the year ended  November  30, 2005 and the  unaudited  financial statements  for the three (3) month period ended February 28, 2006 have been (or will be) filed in accordance  with any applicable law and prepared from, and are in accordance  with,  the books and records of PANORAMA,  comply in all material respects with applicable  accounting  requirements  and with the published rules and  regulations  of the  SEC  with  respect  thereto,  have  been  prepared  in accordance with GAAP applied on a consistent  basis during the periods  involved (except  as may be  indicated  in the notes  thereto)  and  fairly  present  the financial  positions and the results of operations and cash flows of PANORAMA as of the dates thereof or for the periods presented therein (subject,  in the case of unaudited  statements,  to normal year-end audit  adjustments not material in amount).

Section 3.10  No Undisclosed Assets or Liabilities.

Except as disclosed in the PANORAMA Financial Statements, PANORAMA does not have any  liabilities,   indebtedness  or  obligations,  whether  known  or  unknown, absolute,  accrued,  contingent or  otherwise,  and whether due or to become due (collectively, "Liabilities"), and, there is no existing condition, situation or set of  circumstances  that could  reasonably  be  expected  to result in such a

Liability,  including without  limitation any liabilities for foreign,  federal, state, local or other taxes (including deficiencies, interest and penalties). As of the Closing  Date,  PANORAMA  shall have no properties or assets of any kind, whether real  personal or  intangible  and whether  owned or leased  (other than cash, cash equivalents or marketable securities) and no Liabilities.

Section 3.11  No Contract Rights or Commitments.

On the Closing Date, there will not be any Contract to which PANORAMA is a party or by which any of its assets or properties are bound.

Section 3.12  No Intellectual Property Rights or Infringement.

PANORAMA  does not own,  has not obtained the right to use, and has not violated nor otherwise  trespassed  upon any patents,  trademarks,  service marks,  trade names,  copyrights,  and  applications,  licenses and rights with respect to the foregoing,  and/or any trade secrets, including know-how,  inventions,  designs, processes,  works of authorship,  computer programs and/or technical data and/or information.

Section 3.13  Litigation.

There is no Action pending or threatened against PANORAMA that,  individually or in the aggregate,  directly or indirectly,  would be reasonably likely to have a Material  Adverse  Effect,  nor is there  any  outstanding  judgment,  decree or injunction,  in  each  case  against  PANORAMA,  that,  individually  or in  the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 3.14  Taxes.

PANORAMA  has timely  filed (or has had  timely  filed on its  behalf) with the appropriate  tax  authorities  all tax returns  required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects,  and  PANORAMA  has timely  paid (or has had paid on its  behalf)  all material Taxes due and owing by it,  regardless of whether  required to be shown or reported on a tax return,  including  Taxes required to be withheld by it. No deficiency  for a material  Tax has been  asserted in writing or  otherwise,  to PANORAMA's  Knowledge,  against  PANORAMA or with  respect to any of its assets, except for asserted  deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith.  There are no material Liens for Taxes upon PANORAMA's assets.

Section 3.15  Registration.

No order  revoking  the  registration  of PANORAMA or the Common Stock under the Exchange Act has been issued by any court,  securities  commission or regulatory authority in the United States and no  proceedings  for such purpose are pending or, to the Knowledge of PANORAMA, after reasonable inquiry, threatened.

Section 3.16  Trading.

No order  suspending  the sale or ceasing the trading or quotation of the Common Stock in the over the counter  market has been  issued by any court,  securities commission or regulatory  authority in the United States, and no proceedings for such  purpose are pending or, to the  knowledge of  PANORAMA,  after  reasonable inquiry, threatened.

Section 3.17  Books and Records.

The books and  records,  financial  and others,  of PANORAMA are in all material respects complete and correct and have been  maintained in accordance with good business accounting practices.

Section 3.18  Insurance.

PANORAMA  has no  insurable  properties  and  PANORAMA  does  not  maintain  any insurance  covering its assets,  business,  equipment,  properties,  operations, employees,  officers,  or directors.  To PANORAMA's  knowledge since  PANORAMA's inception there has not been any damage,  destruction or loss,  which could have been deemed as an "Insurance Event".

Section 3.19  Compliance.

PANORAMA is in compliance  with all foreign,  federal,  state and local laws and regulations of any Governmental Authority,  except to the extent that failure to comply would not,  individually  or in the  aggregate,  have a Material  Adverse Effect.  PANORAMA has not received any notice  asserting a failure,  or possible failure, to comply with any such law or regulation,  the subject of which notice has not been resolved as required  thereby or otherwise to the  satisfaction  of the party sending the notice, except for such failure as would not, individually or in the aggregate,  have a Material Adverse Effect.  PANORAMA does not, and is not require to, hold any  permits,  licenses  or  franchises  from  Governmental Authorities.

Section 3.20  Absence of Certain Changes.

Since May 23, 2005,  except as  described  in the  PANORAMA SEC  Documents or as expressly  permitted or required by this Agreement or with the consent of LUCAS, PANORAMA has not:

    (a) sold or otherwise issued any shares of capital stock;

    (b) acquired any assets or incurred any Liabilities;

    (c) amended its certificate of incorporation or bylaws;

    (d) waived any  rights of value  which in the  aggregate  are  extraordinary  or material considering the business of PANORAMA;

    (e)  made  any  material  change  in its  method  of  management,  operation  or accounting;

    (f) made any  accrual  or  arrangement  for or  payment  of  bonuses  or special compensation  of any kind or any severance or termination  pay to any present or former officer or employee;

    (g) granted or agreed to grant any  options,  warrants  or other  rights for its stocks,  bonds or other corporate  securities  calling for the issuance thereof, which  option,  warrant or other right has not been  cancelled as of the Closing Date;

    (h) borrowed or agreed to borrow any funds or incurred or become subject to, any material  obligation or liability  (absolute or contingent)  except  liabilities incurred in the ordinary course of business;

    (i) become  subject to any law or  regulation  which  materially  and  adversely affects,  or in the future  may  adversely  affect,  the  business,  operations, properties,  assets or condition of PANORAMA or become  subject to any change or development in, or effect on, PANORAMA that has or could  reasonably be expected to have a Material Adverse Effect; or

    (j)  entered  into any  agreement  to take any action  described  in clauses (a) through (i) above

Section 3.21  Material Transactions or Affiliations.

There is no contract,  agreement or arrangement  between PANORAMA and any person who was, at the time of such  contract,  agreement  or  arrangement  an officer, director or person owning of record,  or known by PANORAMA to own  beneficially, five percent or more of the issued and outstanding  Common Stock and which is to be  performed  in  whole  or in part  after  the date  hereof.  PANORAMA  has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

Section 3.22  Employees.

PANORAMA has no employees other than its officers and directors. PANORAMA has no liabilities  and/or debts towards any such officers and directors.  PANORAMA has no  agreement,  obligation  or  commitment  with  respect to the election of any individual or individuals to PANORAMA's board of directors.

Section 3.23  Previous Sales of Securities.

Since  inception,  PANORAMA has sold Common Stock to investors  only in reliance upon  applicable  exemptions  from  the  registration   requirements  under  any applicable law including the laws of the United States and any applicable states and all such sales were made in accordance with the laws of said  jurisdictions.
Except as  provided  in this  Agreement,  PANORAMA  has not granted or agreed to grant any registration  rights,  including  piggyback  rights,  to any Person or entity.

Section 3.24  Principals of PANORAMA.

During the past five years, no officer or director of PANORAMA has been:

    (a) the subject of any  bankruptcy  petition filed by or against any business of which such person was a general partner or executive  officer either at the time of the bankruptcy or within two years prior to that time;

    (b) the subject of any conviction in a criminal proceeding or being subject to a pending  criminal  proceeding  (excluding  traffic  violations  and other  minor offenses);

    (c) the subject of any order,  judgment,  or decree, not subsequently  reversed, suspended or vacated,  of any court of competent  jurisdiction,  permanently  or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

    (d)  found  by a  court  of  competent  jurisdiction  (in a civil  action),  the Commission  or the  Commodity  Futures  Trading  Commission  to have  violated a federal or state  securities or  commodities  law, and the judgment has not been reversed, suspended, or vacated.

Section 3.25  Tax-Free Exchange.

PANORAMA has not taken any action,  nor does PANORAMA know of any fact,  that is reasonably likely to prevent the Exchange from qualifying as a  "reorganization" within the meaning of Section 351 or 368 of the Code.

Section 3.26  Brokers and Finders.

Neither PANORAMA,  nor any of its respective officers,  directors,  employees or managers, has employed any broker,  finder,  advisor or consultant,  or incurred any liability for any investment  banking fees,  brokerage fees,  commissions or finders' fees,  advisory fees or consulting fees in connection with the Exchange for which PANORAMA has or could have any liability.

Section 3.27  Disclosure.

As of the Closing Date, there is no known material fact or information  relating to the business,  condition  (financial or  otherwise),  affairs,  operations or assets of  PANORAMA  and/or  its  subsidiaries  that has not been  disclosed  in writing to LUCAS and/or the LUCAS SHAREHOLDERS by PANORAMA. No representation or warranty of PANORAMA in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the  circumstances  under which they were made, not misleading.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF LUCAS

LUCAS hereby makes the following representations and warranties to PANORAMA:

Section 4.1  Organization and Qualification.

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LUCAS is duly organized and validly  existing under the laws of its jurisdiction of  organization,  with the corporate power and authority to own and operate its business as presently  conducted,  except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  LUCAS is duly qualified as a foreign corporation to do business in each jurisdiction where the character of its  properties  owned or held under  lease or the  nature of its  activities makes such qualification necessary,  except for such failures to be so qualified as would not have a Material Adverse Effect. LUCAS has no subsidiaries.

Section 4.2  Authorization; Validity and Effect of Agreement.

LUCAS has the requisite  corporate  power and authority to execute,  deliver and perform its  obligations  under this  Agreement and to consummate  the Exchange.  This  Agreement  has been duly and validly  executed and delivered by LUCAS and,assuming that it has been duly  authorized,  executed and delivered by the other
parties hereto,  constitutes a legal,  valid and binding obligation of LUCAS, in accordance   with  its  terms  except  as  limited  by  applicable   bankruptcy, insolvency,  reorganization,  moratorium,  and other laws of general application affecting enforcement of creditors' rights generally.

Section 4.3  No Conflict.

Neither  the  execution  and  delivery  of  this  Agreement  by  LUCAS  nor  the performance by LUCAS of its obligations  hereunder,  nor the consummation of the Exchange,  will: (i) conflict with LUCAS's  Certificate of  Incorporation;  (ii) violate any statute, law, ordinance, rule or regulation,  applicable to LUCAS or any of its properties or assets;  or (iii) violate,  breach, be in conflict with or  constitute  a default  (or an event  which,  with notice or lapse of time or both,  would  constitute  a default)  under,  or permit the  termination  of any provision of, or result in the termination of, the  acceleration of the maturity of, or the acceleration of the performance of any obligation of LUCAS, or result in the  creation  or  imposition  of any Lien  upon any  properties,  assets  or business of LUCAS under, any Material Contract or any order,  judgment or decree to which  PANORAMA is a party or by which it or any of its assets or  properties is bound or encumbered  except,  in the case of clauses (ii) or (iii),  for such violations,   breaches,   conflicts,   defaults  or  other  occurrences which, individually  or in the aggregate,  would not have a Material  Adverse Effect on its obligation to perform its covenants under this Agreement.

Section 4.4  Required Filings and Consents.

The  execution  and  delivery  of  this  Agreement  by  LUCAS  do  not,  and the performance of this  Agreement by LUCAS will not require any consent,  approval, authorization  or permit of, or filing with or notification to, any Governmental Authority,  with  respect  to LUCAS,  except:  (i)  compliance  with  applicable requirements  of the  Securities  Act, the Exchange Act, and Blue Sky Laws;  and (ii) where the failure to obtain such  consents,  approvals, authorizations  or permits, or to make such filings or notifications would not,  individually or in the  aggregate,  reasonably  be  expected to have a Material  Adverse  Effect on LUCAS, or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their obligations under this Agreement.

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Section 4.5  Capitalization.

The authorized  capital stock of LUCAS  consists of 10,000,000  shares of Common Stock par value $0.001, of which 8,047,292 shares are issued and outstanding and 1,666,667  shares of Series A Preferred Stock, par value $0.01, of which 344,250 shares are issued and outstanding.  All LUCAS Shares  outstanding as of the date of this Agreement have been duly authorized and validly  issued,  are fully paid and nonassessable, and are free of preemptive rights.

Section 4.6  Financial Statements.

LUCAS has  previously  furnished  to PANORAMA  true and  complete  copies of its unaudited  balance  sheet of LUCAS for the period  ended  March 31, 2006 and the related  statements of  operations,  shareholders  equity and cash flows for the period from inception  through March 31, 2006 (all of such financial  statements of LUCAS collectively,  the "LUCAS Financial  Statements").  The LUCAS Financial Statements (including the notes thereto) present fairly in all material respects the financial  position and results of operations and cash flows of LUCAS at the date or for the period set forth therein,  in each case in accordance  with GAAP applied  on a  consistent  basis  throughout  the  periods  involved  (except as otherwise indicated therein).  The LUCAS Financial Statements have been prepared from and in accordance with the books and records of LUCAS and its subsidiaries, as applicable.

Section 4.7  No Undisclosed Liabilities.

Except as disclosed  in the LUCAS  Financial  Statements,  LUCAS has no material liabilities,  indebtedness or obligations,  except those that have been incurred in the ordinary course of business,  whether  absolute,  accrued,  contingent or otherwise,  and  whether due or to become due,  and to the  Knowledge  of LUCAS, there is no existing  condition,  situation or set of  circumstances  that could reasonably  be  expected  to  result  in  such  a  liability,   indebtedness  or obligation.

Section 4.8  Properties and Assets.

LUCAS has good and  marketable  title to, valid  leasehold  interests in, or the legal  right to use,  all of the  assets,  properties  and  leasehold  interests reflected in the most recent LUCAS Financial  Statements,  except for those sold or otherwise  disposed of since the date of such LUCAS  Financial  Statements in the ordinary course of business consistent with past practice.

Section 4.9  Litigation.

There is no Action pending or threatened against LUCAS that,  individually or in the  aggregate,  directly or  indirectly,  would be reasonably  likely to have a Material  Adverse  Effect,  nor is there  any  outstanding  judgment,  decree or injunction,  in each case against LUCAS, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

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Section 4.10  Taxes.

LUCAS  has  timely  filed  (or has had  timely  filed  on its  behalf)  with the appropriate  tax  authorities  all tax returns  required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and LUCAS has timely paid (or has had paid on its behalf) all material Taxes  due and  owing  by it,  regardless  of  whether  required  to be shown or reported  on a tax  return,  including  Taxes  required to be withheld by it. No deficiency  for a material  Tax has been  asserted in writing or  otherwise,  to LUCAS's  Knowledge,  against LUCAS or with respect to any of its assets,  except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being  contested in good faith.  There are no material  Liens for Taxes upon LUCAS's assets.

Section 4.11  Compliance.

To LUCAS's Knowledge,  LUCAS is in compliance with all federal,  state and local laws and regulations of any Governmental  Authority applicable to its operations or with respect to which  compliance  is a condition of engaging in the business thereof,  except to the extent that failure to comply would not, individually or in the aggregate,  have a Material  Adverse  Effect.  LUCAS has not received any notice asserting a failure,  or possible failure, to comply with any such law or regulation,  the  subject of which  notice  has not been  resolved  as  required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse  Effect.  To LUCAS's  Knowledge,  LUCAS holds all permits,  licenses and franchises from Governmental  Authorities required to conduct its business as it is now being conducted,  except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 4.12  Absence of Certain Changes.

Since the date of the most recent LUCAS Financial Statements, (i) there has been no change or development in, or effect on, LUCAS that has or could reasonably be expected  to  have  a  Material  Adverse  Effect,   (ii)  LUCAS  has  not  sold, transferred,  disposed  of, or agreed  to sell,  transfer  or  dispose  of,  any material  amount of its assets  other than in the  ordinary  course of business, (iii) LUCAS has not paid any dividends or  distributed  any of its assets to any of its  shareholders,  (iv) LUCAS has not acquired any material amount of assets except in the ordinary course of business, nor acquired or merged with any other business,  (v) LUCAS has not waived or amended  any of its  respective  material contractual rights except in the ordinary course of business, and (vi) LUCAS has not  entered  into any  agreement  to take any action  described  in clauses (i) through (v) above.

Section 4.13  Previous Sales of Securities.

Since  inception,  LUCAS has sold Series A Preferred  Stock and Common  Stock to investors  only in reliance upon  applicable  exemptions  from the  registration requirements  under any  applicable  law including the laws of the United States and any  applicable  states and all such sales were made in accordance  with the laws of said jurisdictions.  Except as provided in this Agreement, LUCAS has not granted or agreed to grant any registration rights to any Person or entity.

                                       13

LUCAS has granted "piggyback" registration rights to the holders of its SERIES A Preferred  Stock.  Each holder of the Series A Preferred Shares has the right to include their shares in any registration  statement filed with the SEC by LUCAS.  The  shares  issued to the  Series A  Preferred  shareholders  pursuant  to this Agreement shall retain their registration rights previously granted by LUCAS and may be included in any future  registration  statement  filed by  PANORAMA.  The total number of shares  afforded  such rights are 372,617 shares held by twelve LUCAS SHAREHOLDERS.

Section 4.14  Principals of LUCAS.

During the past five years, no officer or director of LUCAS has been:

    (a) the subject of any  bankruptcy  petition filed by or against any business of which such person was a general partner or executive  officer either at the time of the bankruptcy or within two years prior to that time;

    (b) the subject of any conviction in a criminal proceeding or being subject to a pending  criminal  proceeding  (excluding  traffic  violations  and other  minor offenses);  (c) the subject of any order,  judgment, or decree, not subsequently reversed,  suspended  or  vacated,  of  any  court  of  competent  jurisdiction, permanently or temporarily enjoining,  barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

    (d)  found  by a  court  of  competent  jurisdiction  (in a civil  action),  the Commission  or the  Commodity  Futures  Trading  Commission  to have  violated a federal or state  securities or  commodities  law, and the judgment has not been reversed, suspended, or vacated.

Section 4.15  Brokers and Finders.

LUCAS has not, nor to LUCAS's  Knowledge  have any of its  officers,  directors, employees or managers,  employed any broker, finder,  advisor or consultant,  or incurred  any  liability  for  any  investment  banking  fees,  brokerage  fees, commissions  or finders'  fees,  advisory fees or consulting  fees in connection with the Exchange for which LUCAS has or could have any liability.

                                    ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF EACH LUCAS SHAREHOLDER

Each LUCAS  SHAREHOLDER,  severally  and not jointly,  hereby make the following representations and warranties to LUCAS and PANORAMA:

Section 5.1  Authority and Validity.

Each LUCAS  SHAREHOLDER  has all  requisite  power to execute  and  deliver,  to perform its obligations  under, and to consummate the transactions  contemplated by, this Agreement.

                                       14

Section 5.2  Validity.

Upon the  execution  and  delivery  of each other  document  to which each LUCAS SHAREHOLDER is a party  (assuming due execution and delivery by each other party thereto)  each  such  other  document  will  be the  legal,  valid  and  binding obligations  of  such  LUCAS   SHAREHOLDER,   enforceable   against  such  LUCAS SHAREHOLDER  in  accordance  with their  respective  terms  except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 5.3  No Breach or Violation.

The  execution,  delivery  and  performance  by each LUCAS  SHAREHOLDER of this Agreement and each other document to which it is a party,  and the  consummation of the transactions contemplated hereby and thereby in accordance with the terms and  conditions  hereof and thereof,  do not and will not conflict  with (i) the certificate of incorporation or bylaws of such LUCAS SHAREHOLDER, if applicable, or (ii) any agreement to which such LUCAS  SHAREHOLDER  is a party,  or by which such LUCAS SHAREHOLDER or such LUCAS SHAREHOLDER's Assets are bound or affected.

Section 5.4  Consents and Approvals.

No consent, approval, authorization or order of, registration or filing with, or notice to, any  Government  Authority  or any other  Person is  necessary  to be obtained,  made or  given  by each  LUCAS  SHAREHOLDER  in  connection  with the execution,  delivery and performance by such LUCAS SHAREHOLDER of this Agreement or any other  document  to which it is a party or for the  consummation  by such LUCAS SHAREHOLDER of the transactions contemplated hereby or thereby.

Section 5.5  Title.

LUCAS Shares to be delivered by each LUCAS  SHAREHOLDER  in connection  with the transactions  contemplated  herein  are,  and at the Closing  will be owned,  of record and beneficially, solely by such LUCAS SHAREHOLDER, free and clear of any Lien and represent such LUCAS SHAREHOLDER's entire ownership interest in LUCAS.

Section 5.6  Investor Status.

Each LUCAS  SHAREHOLDER is an  "accredited  investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and has properly  completed the form attached hereto as Schedule III.

Section 5.7  No Government Review.

Each LUCAS  SHAREHOLDER  understands  that  neither  the SEC nor any  securities commission  or other  Governmental  Authority  of any  state,  country  or other jurisdiction  has  approved  the  issuance of the Common Stock or passed upon or

                                       15

endorsed the merits of the Common Stock or the Exchange  Agreement or any of the other  documents   relating  to  the  Exchange   (collectively,   the  "Offering Documents"),  or  confirmed  the  accuracy  of,  determined  the adequacy of, or reviewed the Exchange Agreement or the other Offering Documents.

Section 5.8  Investment Intent.

The shares of Common Stock are being acquired by each LUCAS SHAREHOLDER for each LUCAS  SHAREHOLDER's own account for investment  purposes only, not as a nominee or agent and not with a view to the resale or  distribution of any part thereof, and each LUCAS  SHAREHOLDER  has no present  intention of selling,  granting any participation  in or otherwise  distributing  the same.  Each LUCAS  SHAREHOLDER further  represents  that the  LUCAS  SHAREHOLDER  does  not have any  contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation  to such  person  or third  person  with  respect  to any of LUCAS Shares.

Section 5.9  Restrictions on Transfer.

Each LUCAS SHAREHOLDER understands that the shares of Common Stock have not been registered under the Securities Act or registered or qualified under any foreign or  state  securities  law,  and may  not  be,  directly  or  indirectly,  sold, transferred,  offered for sale,  pledged,  hypothecated or otherwise disposed of without  registration under the Securities Act and registration or qualification under  applicable  state  securities  laws or the  availability  of an exemption therefrom.  In any case where  such an  exemption  is relied  upon by each LUCAS SHAREHOLDER  from the  registration  requirements  of the Securities Act and the registration or  qualification  requirements of such state securities laws, each LUCAS SHAREHOLDER shall furnish PANORAMA with an opinion of counsel stating that the  proposed  sale or other  disposition  of such  securities  may be  effected without  registration  under  the  Securities  Act and  will not  result  in any violation of any applicable  state  securities laws relating to the registration or  qualification  of  securities  for sale,  such  counsel  and  opinion  to be satisfactory to PANORAMA. Each LUCAS SHAREHOLDER acknowledges that it is able to bear the economic  risks of an  investment in the Common Stock for an indefinite period of time,  and that its overall  commitment  to  investments  that are not readily marketable is not disproportionate to its net worth.

Section 5.10  Informed Investment.

Each LUCAS SHAREHOLDER has made such investigations in connection herewith as it deemed  necessary  or desirable  so as to make an informed  investment  decision without  relying upon LUCAS for legal or tax advice related to this  investment. In making its decision to acquire the Common Stock,  each LUCAS  SHAREHOLDER has not  relied  upon any  information  other  than  information  contained  in this Agreement and in the other Offering Documents.

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Section 5.11  Access to Information.

Each LUCAS  SHAREHOLDER  acknowledges that it has had access to and has reviewed all documents and records relating to PANORAMA,  including,  but not limited to, PANORAMA  SEC  Documents,  that it has  deemed  necessary  in  order  to make an informed investment decision with respect to an investment in PANORAMA;  that it has had the opportunity to ask representatives of PANORAMA certain questions and request  certain  additional  information  regarding the terms and conditions of such investment and the finances, operations, business and prospects of PANORAMA and  has  had  any  and  all  such  questions  and  requests   answered  to  its satisfaction; and that based on the foregoing it understands the risks and other considerations relating to an investment in PANORAMA.

Section 5.12  Reliance on Representations.

Each LUCAS  SHAREHOLDER  understands  that the shares of Common  Stock are being offered and sold to it in reliance on specific  exemptions from the registration and/or public  offering  requirements of the U.S.  federal and state  securities laws and that  PANORAMA and LUCAS is relying in part upon the truth and accuracy of,  and  such  LUCAS  SHAREHOLDER's   compliance  with,  the   representations, warranties,  agreements,   acknowledgments  and      understandings  of  such  LUCAS SHAREHOLDER  set forth herein in order to  determine  the  availability  of such exemptions and the  eligibility of such LUCAS  SHAREHOLDER to acquire the Common Stock. Each LUCAS SHAREHOLDER represents and warrants to PANORAMA and LUCAS that any  information  the LUCAS  SHAREHOLDER  has heretofore  furnished or furnishes herewith to PANORAMA and LUCAS is complete and accurate,  and further represents and warrants that it will notify and supply  corrective  information to PANORAMA and LUCAS  immediately upon the occurrence of any change therein occurring prior to LUCAS's issuance of the Common Stock. Within five (5) days after receipt of a request from LUCAS,  each LUCAS  SHAREHOLDER  will provide such  information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which LUCAS is subject.

Section 5.13  No General Solicitation.

Each LUCAS  SHAREHOLDER  is unaware of, and in deciding  to  participate  in the transactions  contemplated  hereby is in no way relying upon, and did not become aware of the  transactions  contemplated  hereby  through or as a result of, any form  of  general  solicitation  or  general  advertising   including,   without
limitation, any article, notice,  advertisement or other communication published in any  newspaper,  magazine or similar media,  or broadcast over  television or radio or the internet, in connection with the transactions contemplated hereby.

Section 5.14  Placement and Finder's Fees.

No agent, broker,  investment banker, finder,  financial advisor or other person acting on behalf of the LUCAS  SHAREHOLDER  or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated hereby, and no person is entitled to any fee or  commission  or like  payment in respect

                                       17

thereof based in any way on any agreements,  arrangements or understanding  made by or on behalf of the LUCAS SHAREHOLDER.

                                   ARTICLE VI

                                CERTAIN COVENANTS

Section 6.1 Conduct of Business by PANORAMA.

Except (i) as expressly  permitted or required by this  Agreement,  or (ii) with the  consent  of  LUCAS,  during  the  period  commencing  with the date of this Agreement and continuing until the Closing Date,  PANORAMA shall remain inactive and not conduct (directly and/or  indirectly,  including  through  subsidiaries, other than subsidiaries  that will be disposed of prior to Closing,  and subject to the provisions  hereof) any trade or business,  preserve  intact its business organizations  and  maintain the  registration  of PANORAMA and the Common Stock under the Exchange Act.

Section 6.2  Access to Information.

At all times prior to the Closing or the earlier  termination  of this Agreement in  accordance  with the  provisions  of Article IX, and in each case subject to Section 6.3 below,  each party hereto shall  provide to the other party (and the other  party's  authorized  representatives)  reasonable  access  during  normal business  hours and upon  reasonable  prior notice to the premises,  properties, books, records, assets, liabilities, operations, contracts, personnel, financial information  and  other  data  and  information  of or  relating  to such  party (including  without   limitation  all  written   proprietary  and  trade  secret information and documents,  and other written information and documents relating to intellectual property rights and matters),  and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the  party  granted  such  access  shall  not  interfere  unreasonably  with the operation of the business  conducted by the party granting access,  and provided that no such access need be granted to privileged  information or any agreements or documents subject to confidentiality agreements.

Section 6.3  Confidentiality; No Solicitation.

Each  party  shall  hold,  and  shall  cause  its   respective   Affiliates  and representatives  to hold, all  Confidential  Information made available to it in connection  with  the  Exchange  in  strict  confidence,   shall  not  use  such information except for the sole purpose of evaluating the Exchange and shall not disseminate  or disclose any of such  information  other than to its  directors, officers,  managers,  employees,  shareholders,  interest  holders,  Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating  the Exchange  (each of whom shall be informed in writing by the disclosing party of the  confidential  nature of such information and directed by such party in writing to treat such information confidentially). The above  limitations on use,  dissemination  and disclosure shall not apply to Confidential  Information  that (i) is  learned by the  disclosing  party from a third party  entitled to disclose it; (ii)  becomes  known  publicly  other than through the  disclosing  party or any third party who received the same from the disclosing  party,  provided that the disclosing party had no Knowledge that the

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disclosing  party was  subject to an  obligation  of  confidentiality;  (iii) is required  by law or  court  order to be  disclosed  by the  parties;  or (iv) is disclosed with the express prior written consent thereto of the other party. The parties  shall  undertake  all  necessary  steps to ensure  that the secrecy and confidentiality of such information will be maintained.  In the event a party is required by court order or subpoena to disclose  information  which is otherwise deemed  to  be  confidential  or  subject  to  the  confidentiality  obligations hereunder,  prior to such  disclosure,  the disclosing party shall: (i) promptly notify  the  non-disclosing  party  and,  if having  received  a court  order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing  party, at the expense of the  non-disclosing  party, in obtaining a protective  or similar order with respect to such  information;  and (iii) provide only that amount of information as the disclosing party is advised by its  counsel  is  necessary  to  strictly  comply  with such  court  order or subpoena.

Section 6.4  Further Assurances.

Each of the parties  hereto agrees to use its best efforts  before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and  cooperate  with the other party  hereto in doing,  all things necessary,  proper or advisable  under  applicable  laws to consummate  and make effective, in the most expeditious manner practicable, the Exchange,  including, but not limited to: (i) satisfying the conditions  precedent to the  obligations of any of the parties hereto; (ii) obtaining all waivers, consents and approvals from other parties necessary for the consummation of the Exchange,  (iii) making all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from,  Governmental  Authorities,  (iv) defending of any lawsuits  or  other  legal  proceedings,  whether  judicial  or  administrative, challenging this Agreement or the performance of the obligations hereunder;  and (v) executing and delivering such instruments, and taking such other actions, as the other party hereto may  reasonably  require in order to carry out the intent of this Agreement.

Section 6.5  Public Announcements.

PANORAMA,  the LUCAS SHAREHOLDERS and LUCAS shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Exchange or this  Agreement,  and shall not issue any other press release or make any other public  statement  without prior consent of the other parties, except as may be required by law or, with  respect to PANORAMA,  by  obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation  promulgated  thereunder or any rule or regulation of the National Association of Securities Dealers.

Section 6.6  Notification of Certain Matters.

Each  party  hereto  shall  promptly  notify  the other  party in writing of any events,   facts  or  occurrences   that  would  result  in  any  breach  of  any representation  or warranty or breach of any covenant by such party contained in this Agreement.

                                       19

Section 6.7  Financial Statements.

Within  five (5) days after the  Closing,  LUCAS shall  deliver to PANORAMA  the LUCAS  Financial  Statements  prepared  in  compliance  with GAAP,  consistently applied,  and in  accordance  with all  applicable  SEC rules  and  regulations, including  Regulation S-X promulgated  under the Securities Act. LUCAS shall use its best  efforts  to have  its  accountant  consent  to  PANORAMA's  use of and reliance on the LUCAS Financial Statements as may be required in connection with any filings made by PANORAMA under the United States federal securities laws. In the event that LUCAS does not provide the required Financial  Statements so that PANORAMA may timely comply with its SEC Reporting Obligations, then PANORAMA may rescind this transaction as set forth in Section 2.2(b) above.

Section 6.8 Prohibition on Trading in PANORAMA Securities.

All parties  acknowledge  that  information  concerning the matters that are the subject matter of this Agreement may constitute material non-public  information under United States  federal  securities  laws,  and that United States federal securities  laws  prohibit  any  person  who has  received  material  non-public information  relating to  PANORAMA  from  purchasing  or selling  securities  of PANORAMA,   or  from   communicating   such  information  to  any  person  under circumstances  in which it is reasonably  foreseeable that such person is likely to purchase or sell securities of PANORAMA.  Accordingly, until such time as any such non-public information has been adequately  disseminated to the public, the parties to this Agreement shall not purchase or sell any securities of PANORAMA.

Section 6.9  Tax-Free Exchange Status.

The  parties  hereto  shall take (or  refrain  from  taking) any and all actions necessary to ensure that, for United States federal income tax purposes: (i) the Exchange  shall  qualify  as a  reorganization  within the  meaning of  Sections 368(a)(1)(B) of the Code, and (ii) that the tax consequences to the shareholders of both companies are minimized.

Section 6.10  Disposition of Assets and Liabilities.

Prior to the  Closing,  PANORAMA  shall  take all  action  required  in order to dispose of all of  PANORAMA's  Assets  (other than cash,  cash  equivalents  and marketable securities) and satisfy all of its Liabilities in accordance with any and all applicable laws and regulations.  PANORAMA and Crown Partners (severally and jointly) shall be responsible for and shall indemnify and hold LUCAS and the LUCAS  SHAREHOLDERS  harmless from and/or  against any and all demands,  claims, actions  or  causes  of  action,  judgments,  assessments,  losses,  liabilities (including tax liabilities), damages or penalties and reasonable attorneys' fees and related  disbursements  suffered  by LUCAS,  the LUCAS  SHAREHOLDERS  and/or PANORAMA  resulting from or arising out of or in connection with any such Assets and/or Liabilities of PANORAMA.

                                       20

Section 6.11  Waiver of Claims.

Each LUCAS  SHAREHOLDER  for himself and his heirs,  executors,  administrators, attorneys  and  assigns,   hereby   releases  and   acknowledges   full  accord, satisfaction,   discharge  and  settlement  of,  and  further   irrevocably  and unconditionally  forever  releases,  remises,  and acquits  LUCAS and any of its
present  or  former  officers,  directors,   shareholders,   employees,  agents, affiliates,  parents,  subsidiaries,  predecessors,  successors,  attorneys  and assigns  (the  "LUCAS  Released  Parties")  of and  from any and all  manner  of actions,  causes of  action,  arbitrations,  controversies,  expenses,  damages, liabilities, demands, claims, counterclaims,  cross-claims, obligations, losses, costs, promises, covenants, agreements, and suits of any kind or nature, whether known or unknown, whether contingent or fixed, whether developed or undeveloped, in law or equity,  in tort or in contract from the beginning of time through the date of the full execution of this Agreement and the  attachments  and schedules hereto, which he may have or claim to have against LUCAS Released Parties.  Each LUCAS  SHAREHOLDER   expressly   acknowledges  that  such  claims  released  and discharged by this Section  include,  but are not limited to, any and all claims against  LUCAS  Released  Parties  for  remuneration,  compensation  or benefits (including but not limited to fees, salary, expense reimbursements, commissions, stock, options or warrants for stock, success fees, insurance or other benefits, or any other form of remuneration, compensation or benefits of any kind) and any and all other claims of any kind and nature  arising  prior to execution of this Agreement and the attachments and schedules  hereto,  which relate in any way to LUCAS.  This release shall extend to all claims,  known and unknown.  Each LUCAS SHAREHOLDER is aware of, and specifically  waives the provisions of Section 1542of the Civil Code of the State of California, which states as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of  executing  the  release,  which if known by him must have materially affected his settlement with the debtor"

                                   ARTICLE VII

                   CONDITIONS TO CONSUMMATION OF THE EXCHANGE

Section 7.1 Conditions to Obligations of LUCAS.

The obligations of LUCAS and LUCAS SHAREHOLDERS to consummate the Exchange shall be subject to the  fulfillment,  or written waiver by LUCAS,  at or prior to the Closing, of each of the following conditions:

    (a) PANORAMA  shall have  delivered to LUCAS each of the  documents  required by Section 2.2(a) of this Agreement;

    (b) The  representations  and  warranties of PANORAMA set out in this  Agreement shall be true and correct in all material  respects at and as of the time of the Closing as though such  representations  and  warranties  were made at and as of such time;

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    (c) PANORAMA shall have performed and complied in all material respects with all covenants, conditions,  obligations and agreements required by this Agreement to be performed or complied with by such parties on or prior to the Closing Date;

    (d) All consents, approvals,  permits,  authorizations and orders required to be obtained from, and all  registrations,  filings and notices  required to be made with or given to, any Governmental  Authority or Person as provided herein shall have been obtained;

    (e)  LUCAS  shall  have  completed  a due  diligence  review  of  the  business, operations,  financial  condition  and prospects of PANORAMA and shall have been satisfied with the results of its due diligence  review in its sole and absolute discretion;

    (f) There has been no Material  Adverse  Effect on the  business,  condition  or prospects of PANORAMA until the Closing Date;

    (g)  PANORAMA  shall file with the SEC a Schedule  14(f)-1  with  respect to the change of  control  transactions  described  in this  Agreement,  and shall have caused the Schedule 14(f)01 to be mailed to each registered holder of its Common Stock;

    (h)  PANORAMA  shall have no Assets  (other  than  cash,  cash  equivalents  and marketable securities) or Liabilities;

    (i) Holders of all of the LUCAS Shares shall have become party to the  Exchange; and

    (k) The  outstanding  shares of Common  Stock of  PANORAMA  prior to the Closing shall not exceed 2,500,000 shares.

Section 7.2 Conditions to Obligations of PANORAMA.

The  obligations  of PANORAMA to consummate the Exchange shall be subject to the fulfillment,  or written waiver by PANORAMA,  at or prior to the Closing of each of the following conditions:

    (a) LUCAS shall have  delivered to PANORAMA  each of the  documents  required by Section 2.2(b) of this Agreement;

    (b) The LUCAS  SHAREHOLDERS  shall have  delivered  to  PANORAMA  the documents required by Section 2.2(c) of this Agreement;

    (c) The  representations  and warranties of LUCAS and the LUCAS SHAREHOLDERS set out in this Agreement shall be true and correct in all material  respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

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    (d) LUCAS shall have  performed  and complied in all material  respects with all covenants, conditions,  obligations and agreements required by this Agreement to be performed or complied with by LUCAS on or prior to the Closing Date;

    (e) All consents, approvals,  permits,  authorizations and orders required to be obtained from, and all  registrations,  filings and notices  required to be made with or given to, any Governmental  Authority or Person as provided herein shall have been obtained;

    (f)  PANORAMA  shall have  completed  a due  diligence  review of the  business, operations,  financial  condition  and  prospects  of LUCAS and shall  have been satisfied with the results of its due diligence  review in its sole and absolute discretion;

    (g) There has been no Material  Adverse  Effect on the  business,  condition or prospects of LUCAS until the Closing Date;

    (h) LUCAS shall have paid all of the costs and expenses of LUCAS associated with the transactions contemplated herein;

    (i)  Holders of at least 100% of LUCAS  Shares  shall have  become  party to the Exchange; and

    (j) The  outstanding  shares of Common Stock of LUCAS prior to the Closing shall not exceed  8,047,292  shares and the  outstanding  shares of Series A Preferred Stock of LUCAS prior to the Closing shall not exceed 344,250 shares.

                                  ARTICLE VIII

                                 INDEMNIFICATION

Section 8.1  Indemnification by PANORAMA.

    (a) Notwithstanding any other indemnification provision hereunder, PANORAMA (the "Indemnifying  Party") shall indemnify and hold harmless LUCAS and its officers, directors and employees and each of the LUCAS SHAREHOLDERS (each an "Indemnified Party"),  from and against  any and all  demands,  claims,  actions or causes of action, judgments,  assessments,  losses, liabilities,  damages or penalties and reasonable  attorneys' fees and related disbursements (collectively,  "Claims") suffered  by such  Indemnified  Party  resulting  from or arising out of (i) any inaccuracy in or breach of any of the  representations or warranties made by the Indemnifying  Party at the time they were made, and, except for  representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time),  on and as of the Closing  Date,  (ii) any breach or nonfulfillment of any covenants or agreements made by the Indemnifying Party, (iii) any misrepresentation  made by the Indemnifying Party, in each case as made herein or in the Schedules or Exhibits  annexed hereto or in any closing certificate,  schedule  or any  ancillary  certificates  or other  documents or instruments furnished by the Indemnifying Party pursuant hereto or in connection with the  Exchange,  (iv) any  untimely  filing  of or  inaccuracy  in,  any SEC

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Document,  and (v) the operations and  liabilities of PANORAMA and/or any of its subsidiaries,  whether  known or unknown,  arising  out of any action,  omission and/or period of time  preceding the Closing Date,  including but not limited to any taxes levied with respect to same. The  Indemnified  Party's right hereunder may be exercised against Crown Partners,  whether together and/or apart, before and/or after, with or without,  exercising same right against PANORAMA, all upon the Indemnified Party's sole discretion.

Section 8.2 Indemnification by LUCAS.

    (a) Notwithstanding any other indemnification provision hereunder, LUCAS and the LUCAS  SHAREHOLDERS  (each,  the  "Indemnifying  Party")  shall,  severally  and jointly,  indemnify  and  hold  harmless  PANORAMA,  its  officers,   directors, attorneys,  accountants and employees (each an  "Indemnified  Party"),  from and against any and all  demands,  claims,  actions or causes of action,  judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees  and  related  disbursements  (collectively,  "Claims")  suffered  by  such Indemnified  Party  resulting  from or arising out of (i) any  inaccuracy  in or breach of any of the  representations  or  warranties  made by the Indemnifying Party at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such  date or  time),  on and as of the  Closing  Date,  (ii) any  breach  or nonfulfillment of any covenants or agreements made by the Indemnifying Party, or (iii) any misrepresentation made by the Indemnifying Party, in each case as made herein  or in the  Schedules  or  Exhibits  annexed  hereto  or in  any  closing certificate,  schedule  or any  ancillary  certificates  or other  documents  or instruments furnished by the Indemnifying Party pursuant hereto or in connection with the Exchange.

Section 8.3 Indemnification Procedures for Third-Party Claim.

    (a) Upon obtaining  knowledge of any Claim by a third party which has given rise to, or is expected to give rise to, a claim for indemnification  hereunder,  the Indemnified Party shall give written notice ("Notice of Claim") of such claim or demand  to  the  Indemnifying  Party,   specifying  in  reasonable  detail  such
information   as  the   Indemnified   Party  may  have  with   respect  to  such indemnification  claim  (including  copies of any  summons,  complaint  or other pleading  which  may have  been  served  on it and any  written  claim,  demand, invoice, billing or other document evidencing or asserting the same). No failure or delay by the  Indemnified  Party in the  performance  of the foregoing shall reduce or otherwise affect the obligation of the Indemnifying Party to indemnify and hold the Indemnified Party harmless,  except to the extent that such failure or delay shall have actually adversely affected the Indemnifying Party's ability to defend against,  settle or satisfy any Claims for which the Indemnified Party entitled to indemnification hereunder.

    (b) If the  claim or  demand  set  forth  in the  Notice  of  Claim  given by an Indemnified  Party pursuant to Section 8.1 hereof is a claim or demand  asserted by a third party, the Indemnifying  Party shall have fifteen (15) days after the date on which Notice of Claim is given to notify Indemnified Party in writing of their  election  to defend  such  third  party  claim or demand on behalf of the Indemnified  Party. If the Indemnifying  Party elects to defend such third party

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claim or demand,  Indemnified  Party shall make  available  to the  Indemnifying Party and its agents and  representatives  all records and other  materials that are  reasonably  required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist the Indemnifying Party in the defense of,  such third  party  claim or demand.  So long as the  Indemnifying  Party is defending such third party claim in good faith, the Indemnified  Party shall not pay, settle or compromise such third party claim or demand.  If the Indemnifying Party elects to defend such third party claim or demand,  the Indemnified  Party shall have the right to  participate in the defense of such third party claim or demand, at such Indemnified  Party's own expense.  In the event,  however,  that such Indemnified Party reasonably  determines that  representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party could  reasonably  be expected to present  counsel  with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding  and the  Indemnifying  Party will pay the fees and expenses of such counsel. If the Indemnifying Party does not elect to defend such third  party  claim or demand or does not defend  such third party claim or demand in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have  hereunder,  at the  Indemnifying  Party's expense, to defend such third party claim or demand; provided, however, that (i) such  Indemnified  Party shall not have any  obligation  to  participate  in the defense  of,  or  defend,  any such  third  party  claim or  demand;  (ii)  such Indemnified  Party's defense of or its  participation in the defense of any such third  party  claim or  demand  shall  not in any way  diminish  or  lessen  the obligations of the  Indemnifying  Party under the agreements of  indemnification set forth in this Article VII; and (iii) such  Indemnified  Party may not settle any claim without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

    (c) The  Indemnifying  Party and the other  Indemnified  Parties,  if any, shall cooperate  fully  in  all  aspects  of  any  investigation,  defense,  pre-trial activities,  trial, compromise,  settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Article VIII,  including,  but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

    (d) Except for third party claims being defended in good faith, the Indemnifying Party shall  satisfy its  obligations  under this  ARTICLE  VIII in respect of a valid claim for indemnification hereunder that is not contested by LUCAS in good faith in cash within thirty (30) days after the date on which Notice of Claim is given.

Section 8.4  Indemnification Procedures for Non-Third Party Claims.

In the event any Indemnified Party should have an indemnification  claim against the  Indemnifying  Party under this Agreement that does not involve a claim by a third party,  the Indemnified  Party shall promptly deliver notice of such claim to the Indemnifying  Party in writing and in reasonable  detail.  The failure by any Indemnified Party to so notify the Indemnifying  Party shall not relieve the Indemnifying  Party  from any  liability  that it may  have to such  Indemnified Party,  except to the  extent  that the  Indemnifying  Party  has been  actually prejudiced  by such  failure.  If the  Indemnifying  Party  does not  notify the

                                       25

Indemnified  Party within  fifteen (15) Business  Days  following its receipt of such  notice  that the  Indemnifying  Party  disputes  such  claim,  such  claim specified by the Indemnifying Party in such notice shall be conclusively  deemed a  liability  of  the  Indemnifying  Party  under  this  Article  VIII  and  the Indemnifying  Party shall pay the amount of such  liability  to the  Indemnified Party on  demand,  or in the case of any notice in which the amount of the claim is  estimated,  on such  later  date when the  amount of such  claim is  finally determined.  If the  Indemnifying  Party  disputes its liability with respect to such claim in a timely manner,  LUCAS and the Indemnified Party shall proceed in good faith to  negotiate a  resolution  of such  dispute  and,  if not  resolved through negotiations, such dispute shall be resolved pursuant to Section 10.11.

Section 8.5  Limitations on Indemnification.

No claim for  indemnification  under this Article VIII shall be asserted by, and no liability for such  indemnify  shall be enforced  against,  the  Indemnifying Party  to  the   extent  the   Indemnified   Party  has   theretofore received indemnification  or otherwise been compensated for such Claim. In the event that an  Indemnified  Party shall  later  collect any such  amounts  recovered  under insurance  policies  with  respect  to any  Claim  for  which it has  previously received  payments  under this Article VIII from the  Indemnifying  Party,  such Indemnified  Party shall  promptly repay to the  Indemnifying  Party such amount recovered.

                                   ARTICLE IX

                                   TERMINATION

Section 9.1  Termination.

This Agreement may be terminated at any time prior to the Closing:

    (a) by mutual consent of PANORAMA and LUCAS;

    (b) by LUCAS,  if the Closing shall not have occurred on or before June 30, 2006 or if any of the  conditions  to the Closing set forth in Section 7.1 shall have become  incapable of fulfillment by June 30, 2006 and shall not have been waived in  writing  by  LUCAS;  provided,  however,  that the right to  terminate  this Agreement  under this  Section  9.1(b)  shall not be  available  to LUCAS if its action  or  failure  to act has been a  principal  cause of or  resulted  in the failure  of the  Exchange  to occur on or before  such  date and such  action or failure to act constitutes a breach of this Agreement;

    (c) by PANORAMA,  if the Closing  shall not have  occurred on or before June 30, 2006 or if any of the  conditions  to the Closing set forth in Section 7.2 shall have become  incapable of  fulfillment  by June 30, 2006 and shall not have been waived in writing by PANORAMA;  provided,  however,  that the right to terminate this  Agreement  under this Section 9.1(c) shall not be available to PANORAMA if its action or failure to act has been a  principal  cause of or  resulted in them failure  of the  Exchange  to occur on or before  such  date and such  action or failure to act constitutes a breach of this Agreement;

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    (d) by PANORAMA or LUCAS if any  Governmental  or judicial  Authority shall have issued an  injunction,  order,  decree  or  ruling  or taken  any  other  action restraining,  enjoining or  otherwise  prohibiting  any material  portion of the Exchange and such injunction,  order, decree,  ruling or other action shall have become final and nonappealable;

Section 9.2  Procedure and Effect of Termination.

In the event of termination  of this  Agreement  pursuant to Section 9.1 hereof, written notice thereof shall forthwith be given by the terminating  party to the other party,  and, except as set forth below, this Agreement shall terminate and be void and have no effect  and the  Exchange  shall be  abandoned  without  any further action by the parties hereto;  provided that, if such termination  shall result  from the  failure  of a party  to  perform  a  covenant,  obligation  or agreement  in this  Agreement  or from the breach by  PANORAMA,  or LUCAS of any representation or warranty  contained  herein,  such party shall be fully liable for any and all damages  incurred or suffered by the other party as a result of such failure or breach. The provisions of Section 6.3, Section 6.5, Section 9.2, and ARTICLE VIII and ARTICLE X hereof (with the  exception of Section 10.5 only) shall survive the termination of this Agreement for any reason whatsoever.

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1  Entire Agreement.

This  Agreement  and the  Schedules  and  Exhibits  hereto  contain  the  entire agreement   between  the  parties  and  supersedes  all  prior   agreements  and understandings,  both written and oral,  between the parties with respect to the subject matter hereof.

Section 10.2  Amendment and Modifications.

This  Agreement  may not be  amended,  modified  or  supplemented  except  by an instrument  or   instruments  in  writing  signed  by  the  party  against  whom enforcement of any such amendment, modification or supplement is sought.

Section 10.3  Extensions and Waivers.

At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision  may (a) extend the time for the  performance  of any of the obligations or other acts of the parties hereto,  (b) waive any  inaccuracies in the  representations  and  warranties  contained  herein  or  in  any  document, certificate or writing  delivered  pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such  extension  or waiver  shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party  hereto in the  exercise of any right  hereunder shall

                                       27

impair such right or be  construed  to be a waiver of, or  acquiescence  in, any breach of any representation, warranty, covenant or agreement.

Section 10.4  Successors and Assigns.

This  Agreement  shall be binding  upon and inure to the  benefit of the parties hereto and their respective successors and assigns,  provided,  however, that no party  hereto  may  assign its rights or  delegate  its  obligations under this Agreement  without the express prior written  consent of the other party hereto.
Except as provided in Article  VIII,  nothing in this  Agreement  is intended to confer upon any person not a party hereto (and their successors and assigns) any rights,  remedies,  obligations  or  liabilities  under  or by  reason  of  this Agreement.

Section 10.5  Survival of Representations, Warranties and Covenants.

The  representations  and warranties  contained herein shall survive the Closing and shall thereupon terminate two (2) years from the Closing.  All covenants and agreements  contained herein which by their terms contemplate  actions following the Closing  shall  survive  the Closing and remain in full force and effect in accordance with their terms.

Section 10.6  Headings; Definitions.

The Section and Article  headings  contained in this  Agreement are inserted for convenience of reference only and will not affect the meaning or  interpretation of this Agreement.  All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.  All capitalized terms defined  herein are equally applicable to both the  singular and plural forms of such terms.

Section 10.7  Severability.

If any provision of this Agreement or the  application  thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the  Agreement  valid and  enforceable  while  reflecting to the greatest extent permissible the intent of the parties.

Section 10.8  Specific Performance.

The parties  hereto  agree that in the event that any party fails to  consummate the Exchange in accordance with the terms of this Agreement,  irreparable damage would  occur, no adequate remedy at law  would  exist  and  damages would be difficult  to  determine.  It is accordingly agreed that the parties  shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy,  in addition to any other remedy at law or in equity.

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Section 10.9  Notices.

All notices hereunder shall be sufficiently  given for all purposes hereunder if in writing and  delivered  personally,  sent by  documented  overnight  delivery service or, to the extent  receipt is confirmed, telecopy, telefax, email or other electronic  transmission  service to the appropriate  address or number as set forth below (or any other address duly  notified by a party hereto  pursuant to the provisions of this Section 10.9).

If to PANORAMA:

Suite 720 - 999 West Broadway
Vancouver, British Colombia, Canada V5Z 1K5
(604) 730-8882 Telephone

with a copy to:

Gregory S. Yanke, Esq.
200-675 West Hastings Street
Vancouver, British Columbia, Canada VGR 1N2
(604) 681-7600 Telephone
(604) 681-7622 Facsimile

If to LUCAS:

520 South El Camino Real # 423
San Mateo, CA 94402
(650) 343-4535 Telephone
(650) 240-0259 Facsimile
e-mail: info@lucasenergy.com

with a copy to:

Marcus A. Luna, Esq.
1000 N. Green Valley Pkwy.
PMB # 300-137
Henderson, NV 89074
(702) 379-2050 Telephone
(702) 446-5513 Facsimile
e-mail: mlunaesq@yahoo.com

                                       29

If to a LUCAS SHAREHOLDER:

c/o Lucas Energy, Inc.
520 South El Camino Real # 423
San Mateo, CA 94402

Section 10.10  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of laws principles.

Section 10.11  Consent to Jurisdiction.

Any action,  suit or other legal  proceeding  which is  commenced to resolve any matter  arising  under or relating to any provision of this  Agreement  shall be commenced only in a state or federal court of competent  jurisdiction  the State of California,  and the parties hereto each consents to the jurisdiction of such a court.

Section 10.12  Counterparts.

This Agreement may be executed in one or more counterparts,  each of which shall be deemed to be an original,  but all of which together shall constitute one and the same agreement.

Section 10.13  Certain Definitions.

As used herein:

(a) "Affiliate"  shall have the meanings  ascribed to such term in Rule 12b-2 of the Exchange Act;

(b) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which federally chartered  financial  institutions are not open for business in the City of San Mateo, California;

(c)  "Confidential  Information"  shall mean the  existence and contents of this Agreement and the Schedules and Exhibits hereto, and all proprietary  technical, economic, environmental,  operational,  financial and/or business information or material of one party which,  prior to or following the Closing  Date,  has been disclosed by LUCAS, on the one hand, or PANORAMA, on the other hand, in written, oral (including by recording),  electronic,  or visual form to, or otherwise has come into the possession of, the other;

(d) "Contract" shall mean any oral,  written or implied  contracts,  agreements, licenses, instruments, indentures leases, powers of attorney, guaranties, surety arrangements or other commitments of any kind;

                                       30

(e) "Exchange Act" shall mean the  Securities  Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(f) "GAAP" shall mean  generally  accepted  accounting  principles in the United States as in effect on the date or for the  period  with  respect  to which such principles are applied;

(g)  "Governmental  Authority"  shall mean any nation or government,  any state, municipality  or other  political  subdivision  thereof  and any  entity,  body, agency,  commission  or  court,  whether  domestic,  foreign  or  multinational, exercising  executive,  legislative,   judicial,  regulatory  or  administrative functions of or pertaining to government and any executive official thereof;

(h)  "Knowledge"  shall mean (i) with respect to an  individual,  knowledge of a particular  fact or other  matter,  if such  individual is aware of such fact or other  matter,  and (ii) with  respect  to a Person  that is not an  individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director,  officer,  partner,  executor,  or trustee of such  Person (or in any  similar  capacity)  has, or at any time had, knowledge of such fact or other matter;

(i) "Lien" shall mean any security or other property  interest or right,  claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or proxy,  pre-emptive rights,  first refusal rights,  participation  rights, or other title claim or  retention  agreement,  interest or other right or claim of third  parties,  whether  perfected or not  perfected,  voluntarily  incurred or arising by  operation  of law,  and  including  any  agreement  (other than this Agreement) to grant or submit to any of the foregoing in the future;

(j) "Material  Adverse  Effect"  shall mean any adverse  effect on the business, condition  (financial or  otherwise)  or results of operation of the  applicable entity;

(k)  "Material  Contract"  shall mean any  Contract,  other than  equipment  and furniture  leases  entered  into  in  the  ordinary  course  of  business,   the liabilities or commitments  associated  therewith  exceed, in the case of LUCAS, $1,000 individually or $5,000 in the aggregate;

(l) "Person" shall mean any individual, corporation,  partnership,  association, trust or other entity or  organization,  including a  governmental  or political subdivision or any agency or institution thereof;

(m) "SEC" shall mean the Securities and Exchange Commission;

(n) "Securities Act" shall mean the Securities Act of 1933, as amended,  and the rules and regulations promulgated thereunder; and

(o) "Taxes" shall mean all taxes (whether U.S. federal,  state, local or Israeli or  other  non-U.S.)  based  upon  or  measured  by  income  and any  other  tax whatsoever,  including,  without  limitation,  gross receipts,  profits,  sales, levies,  imposts,  deductions,  charges,  rates, duties, use, occupation,  value
added,  ad  valorem,  transfer,  franchise,   withholding,  payroll  and  social security,  employment,  excise, stamp duty or property taxes,  together with any interest, penalties, charges or fees imposed with respect thereto.

                                       31

IN WITNESS WHEREOF,  each of the parties have caused this Agreement to be signed by their respective officers hereunto duly authorized,  all as of the date first written above.

PANORAMA INVESTMENTS, CORP.

By: /s/ Steven Bekropoulos
   ---------------------------------------
Name: Steven Bekropoulos
Title: Authorized Signatory, CFO, Director

LUCAS ENERGY, INC.

By: /s/ James J. Cerna, Jr.
   ---------------------------------------
Name: James J. Cerna, Jr.
Title: Authorized Signatory, CEO, Director

By: /s/ William Sawyer
   ---------------------------------------
Name: William Sawyer
Title: COO

By: /s/ Eric Wold
   ---------------------------------------
Name: Eric Wold
Title: Director

By: /s/ Rick Schmid
   ---------------------------------------
Name: Rick Schmid
Title: Director

                                       32

                 LUCAS SHAREHOLDERS' COUNTERPART SIGNATURE PAGE
           [Signature page must be executed by each Lucas Shareholder]
               (Lucas Shareholders must also complete Schedule II)

--------------------------------
(Print Name of Investor)

By:
   --------------------------------
   Name:
   Title:

   --------------------------------
   Address

   --------------------------------
   (City, State and Zip Code/Postal Code)

   --------------------------------
   Country

   --------------------------------

                                       33

                                    EXHIBIT B

DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation: Panorama Investments, Corp.

2. The  articles  have been  amended as follows  (provide  article  numbers,  if available):

Article 1 - is amended to read:

"Name of corporation: Lucas Energy, Inc."

Article Four - is amended to read:

Article  four:  Forward  Split of Common  stock:  By  Resolution of the Board of
Directors and majority vote of the Shareholders, the Company shall forward-split its common shares,  on a 2.4 to 1 share ratio,  with each  currently  issued and outstanding share of the Company's common stock being replaced by 2.4 new shares of post-split  common  stock.  Par value shall remain  unchanged and  fractional shares  shall be replaced  by a single new share.  Said  forward  split shall be effective for all  shareholders  of record as of the date set forth  herein,  or upon approval by the NASDAQ Stock Market in accordance with NASDAQ requirements.
All other rights and  privileges  of the Common  Stock shall  remain  unchanged.
Preferred Stock shall not be affected by this Amendment.

3.  The  vote by  which  the  stockholders  holding  shares  in the  corporation entitling  them to  exercise at least a majority  of the voting  power,  or such greater  proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority approval +51%.

4. Effective date of filing (optional): 6/9/06.

4. Officer Signature (Required): /s/ James J. Cerna, Jr., CEO

* If any proposed amendment would alter or change any preference or any relative or other  right  given to any class or series of  outstanding  shares,  then the amendment  must be approved by the vote,  in  addition to the  affirmative  vote otherwise  required,  of the  holders of shares  representing  a majority of the voting power of each class or series  affected by the  amendment  regardless  of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.